SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 7, 2022

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Company,” “us” or “we”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “believe,” “look forward to,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “desire,” “target,” “potential,” “is likely,” “will,” “expect” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Company does not undertake to update its forward-looking statements.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2022, our Board of Directors (the “Board”) appointed Jayne Morgan, M.D. to the Board, effective as of December 7, 2022. Dr. Morgan’s term as a member of the Board will expire upon the next annual meeting of stockholders or until her successor is duly elected and qualified.

Dr. Morgan will participate in our existing non-employee director compensation plan. Accordingly, she will receive a pro rata portion of the annual retainer for serving on the Board and will be eligible to receive an annual stock option grant in the same amount as those granted to the other non-employee directors. Dr. Morgan has been appointed to the Nominating & Governance Committee of the Board and will receive a pro-rata portion of the applicable annual retainer. There was no arrangement or understanding between Dr. Morgan and any person pursuant to which she was selected as a director. Dr. Morgan has not been a party to any transaction with us that we would be obligated to report pursuant to Item 404(a) of Regulation S-K nor has any such transaction been proposed.

On December 7, 2022 the Company issued a press release (attached hereto as Exhibit 99.1) announcing the appointment of Dr. Morgan to the Board.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2022, our Board approved the GeoVax Labs, Inc. 2023 Stock Incentive Plan (the “2023 Plan”).

The Board approved the 2023 Plan to replace the Company’s previous equity compensation plan, the GeoVax Labs, Inc. 2020 Stock Incentive Plan (the “Prior Plan”). The 2023 Plan is substantially similar in both form and substance to the Prior Plan. The purposes of the 2023 Plan are to encourage and enable selected employees, directors and independent contractors of the Company and its affiliates to acquire or to increase their holdings of the Company’s common stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. The Prior Plan will terminate and the 2023 Plan will become effective as of the date of shareholder approval of the 2023 Plan. No further equity awards may be granted under the Prior Plan after the effective date of the 2023 Plan, although awards that are outstanding under the Prior Plan as of the effective date will continue in accordance with their terms.

The 2023 Plan authorizes the issuance of up to an aggregate of 3,000,000 shares of common stock. The number of shares reserved for issuance under the 2023 Plan may be adjusted in the event of an adjustment in the capital structure of the Company (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar event). The types of awards authorized under the 2023 Plan include stock options in the form of [incentive stock options]; nonqualified options; stock appreciation rights (“SARs”) in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards and/or restricted stock units; performance awards in the form of performance shares and/or performance units; phantom stock awards; other stock-based awards; and/or dividend equivalent awards. The terms of these awards typically provide for vesting over a defined period of time, generally three years. The options expire if not exercised within ten years from the date of grant. The Company does not have a formula for determining stock option awards. Awards are generally based on the subjective judgment of the President and Chief Executive Officer and of the Compensation Committee of the Board (the “Compensation Committee”).

The 2023 Plan contains provisions that could lead to an accelerated vesting of options or other awards. In the event of certain change-in-control transactions described in the 2023 Plan, (i) outstanding options or other awards may be assumed, converted or replaced; (ii) the successor corporation may substitute equivalent options or other awards or provide substantially similar consideration to the participants under the 2023 Plan as were provided to stockholders (after taking into account the existing provisions of the options or other awards); or (iii) the successor corporation may replace options or awards with substantially similar shares or other property. In the event the successor corporation (if any) refuses to assume or substitute options or other awards as described, (i) the vesting of any or all options or awards granted pursuant to the 2023 Plan will accelerate upon the change-in-control transaction, and (ii) any or all options granted pursuant to the 2023 Plan will become exercisable in full prior to the consummation of the change-in-control transaction at such time and on such conditions as the Compensation Committee determines. If the options are not exercised prior to the consummation of the change-in-control transaction, they shall terminate at such time as determined by the Compensation Committee. Subject to any greater rights granted to the participants under the 2023 Plan, in the event of the occurrence of a change-in-control transaction, any outstanding options or other awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Plan, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits
Exhibit No.	Description
10.1	2023 Stock Incentive Plan
99.1	Press release dated December 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2022

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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